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Exhibit 10.21

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
REVOLVING CREDIT AND TERM LOAN AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this "Amendment"), is made and entered into as of November 20, 2012, by and among TC PIPELINES, LP., a Delaware limited partnership (the "Borrower"), the several banks and other financial institutions party hereto (collectively, the "Lenders") and SUNTRUST BANK, in its capacity as Administrative Agent for the Lenders (the "Administrative Agent"), and as the Issuing Bank and the Swingline Lender.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a certain Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of July 13, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which such Lenders have made certain financial accommodations available to the Borrower;

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement, and subject to the terms and conditions hereof, the Lenders are willing to do so;

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the parties agree as follows:

1.    Amendments.

(a)    Section 1.1 of the Credit Agreement is hereby amended by replacing the definition of "Revolving Commitment Termination Date" in its entirety with the following definition:

          "Revolving Commitment Termination Date" shall mean the earliest of (i) November 20, 2017 or such later date approved by the Required Lenders in accordance with Section 2.26, (ii) the date on which the Aggregate Revolving Commitments are terminated pursuant to Section 2.8 and (iii) the date on which all Revolving Loans outstanding under this Agreement have been declared or have automatically become due and payable (whether by acceleration or otherwise).

(b)    The Credit Agreement is amended by replacing Schedule I in its entirety with Schedule I to this Amendment.

2.    Conditions to Effectiveness of this Amendment.    Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Amendment shall not become effective, and the Borrower shall have no rights under this Amendment, until the Administrative Agent shall have received (i) such fees as the Borrower has agreed to pay the Administrative Agent or any of its affiliates in connection with this Amendment, (ii) reimbursement or payment of its costs and expenses incurred in connection with this Amendment or the Credit Agreement (including reasonable fees, charges and disbursements of King & Spalding LLP, counsel to the Administrative Agent), and (iii) each of the following documents:

(a)    executed counterparts to this Amendment from the Borrower and the Lenders (which may include telecopy or other electronic transmission of a signed signature page of this Amendment);

(b)    a certificate of the Secretary or Assistant Secretary of the General Partner in the form of Exhibit 3.1(b)(iv), attaching and certifying copies of (x) the bylaws, the partnership agreement, or comparable organizational documents and authorizations of the Borrower and the General Partner and (y) resolutions of the board of directors or comparable governing body of the General Partner and the General Partner on behalf of the Borrower, authorizing the execution, delivery and performance of the Amendment by the Borrower;

(c)    certified copies of the articles or certificate of incorporation, certificate of organization or limited partnership, or other registered organizational documents of the Borrower and the General Partner, together with certificates of good standing or existence, as may be available from the Secretary of State of the jurisdiction of organization of the Borrower and the General Partner, and each other jurisdiction where the Borrower is required to be qualified to do business as a foreign corporation; and

(d)    a favorable written opinion of counsel to the Borrower, addressed to the Administrative Agent and each of the Lenders, and covering such matters relating to the Borrower and the General Partner, the Amendment and the transactions contemplated therein as the Administrative Agent shall reasonably request..

3.    Representations and Warranties.    To induce the Lenders and the Administrative Agent to enter into this Amendment, the Borrower hereby represents and warrants to the Lenders and the Administrative Agent:

(a)    The Borrower and each of its Subsidiaries (i) is duly organized, validly existing and in good standing as a corporation, partnership or limited liability company under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to carry on its business as now conducted, and (iii) is duly qualified to do business, and is in good standing, in each jurisdiction where such qualification is required, except where a failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect;

(b)    The execution, delivery and performance by the Borrower of this Amendment are within the Borrower's organizational powers and have been duly authorized by all necessary organizational, and if required, general partner action. This Amendment has been duly executed and delivered by the Borrower, and constitutes a valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity;

(c)    The execution, delivery and performance by the Borrower of this Amendment (i) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, (ii) will not violate any Requirements of Law applicable to Borrower or any of its Subsidiaries or any judgment, order or ruling of any Governmental Authority, (iii) will not violate or result in a default under any indenture, material agreement or other material instrument binding on the Borrower or any of its Subsidiaries or any of its assets or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries and (iv) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries, except Liens (if any) created under the Loan Documents; and

(d)    After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (other than representations and warranties expressly stated to be made as of an earlier date), and no Default or Event of Default has occurred and is continuing as of the date hereof.

4.    Effect of Amendment.    Except as set forth expressly herein, all terms of the Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower to the Lenders and the Administrative Agent. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

5.    Governing Law.    This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York and all applicable federal laws of the United States of America.

6.    No Novation.    This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto.

7.    Costs and Expenses.    The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Administrative Agent with respect thereto.

8.    Counterparts.    This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

9.    Binding Nature.    This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

10.    Entire Understanding.    This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

11.    Severability.    Any provision of this Amendment held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof or thereof; and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[Signature Pages To Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:
TC PIPELINES, LP
By:	TC PipeLines GP, Inc., its General Partner
By:	/s/ RHONDA L. AMUNDSON
	Name:	Rhonda L. Amundson
	Title:	Treasurer
By:	/s/ JON A. DOBSON
	Name:	Jon A. Dobson
	Title:	Assistant Secretary
ADMINISTRATIVE AGENT:
SUNTRUST BANK, as Administrative Agent and a Lender
By:	/s/ DAVID M. FELTY
	Name:	David M. Felty
	Title:	Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
REVOLVING CREDIT AND TERM LOAN AGREEMENT]

THE ROYAL BANK OF SCOTLAND N.V, (CANADA) BRANCH, as a Lender
By	/s/ SHEHAN J. DE SILVA
	Name:	Shehan J. De Silva
	Title:	Vice President
By	/s/ DAVID WRIGHT
	Name:	David Wright
	Title:	Director Head of Client Management Canada

[SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
REVOLVING CREDIT AND TERM LOAN AGREEMENT]

UBS AG, as Lender
By	/s/ IRJA R. OTSA
	Name:	Irja R. Otsa
	Title:	Associate Director
By	/s/ LANA GIFAS
	Name:	Lana Gifas
	Title:	Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
REVOLVING CREDIT AND TERM LOAN AGREEMENT]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender
By	/s/ MING K. CHU
	Name:	Ming K. Chu
	Title:	Vice President
By	/s/ VIRGINIA COSENZA
	Name:	Virginia Cosenza
	Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
REVOLVING CREDIT AND TERM LOAN AGREEMENT]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender
By	/s/ CHARLES STEWART
	Name:	Charles Stewart
	Title:	Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
REVOLVING CREDIT AND TERM LOAN AGREEMENT]

CITIBANK, N.A., as a Lender
By	/s/ JOHN MILLER
	Name:	John Miller
	Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
REVOLVING CREDIT AND TERM LOAN AGREEMENT]

MIZUHO CORPORATE BANK, LTD., as a Lender
By	/s/ ROB MACKINNON
	Name:	Rob MacKinnon
	Title:	Senior Vice President Canada Branch

[SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
REVOLVING CREDIT AND TERM LOAN AGREEMENT]

WELLS FARGO BANK N.A., as a Lender
By	/s/ JEFFERY COBB
	Name:	Jeffery Cobb
	Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
REVOLVING CREDIT AND TERM LOAN AGREEMENT]

BANK OF COMMUNICATIONS CO., LTD., NEW YORK BRANCH, as a Lender
By	/s/ SHELLEY HE
	Name:	Shelley He
	Title:	Deputy General Manager

[SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
REVOLVING CREDIT AND TERM LOAN AGREEMENT]

EXPORT DEVELOPMENT CANADA, as a Lender
By	/s/ BLAKE CURTIS
	Name:	Blake Curtis
	Title:	Senior Associate
By	/s/ ANNE-MARIE GAGNON
	Name:	Anne-Marie Gagnon
	Title:	Asset Manager

[SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
REVOLVING CREDIT AND TERM LOAN AGREEMENT]

HSBC BANK USA NATIONAL ASSOCIATION, as a Lender
By	/s/ ALEXANDER REA
	Name:	Alexander Rea
	Title:	Senior Vice President Multinationals

[SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
REVOLVING CREDIT AND TERM LOAN AGREEMENT]

JPMORGAN CHASE BANK, NA, as a Lender
By	/s/ PREETI BHATNAGER
	Name:	Preeti Bhatnager
	Title:	Authorized Officer

[SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
REVOLVING CREDIT AND TERM LOAN AGREEMENT]

Schedule I

APPLICABLE MARGIN AND APPLICABLE PERCENTAGE FOR REVOLVING LOANS

Pricing Level	Rating Category	Applicable Margin for Revolving Loans	Applicable Percentage for Commitment Fee
I	Greater than or equal to Baa1/BBB+	1.125% per annum	0.125% per annum
II	Baa2/BBB	1.25% per annum	0.15% per annum
III	Baa3/BBB-	1.50% per annum	0.20% per annum
IV	Ba1/BB+	1.75% per annum	0.25% per annum
V	Less than Ba1/BB+	2.00% per annum	0.30% per annum

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  Exhibit 10.21
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT
W I T N E S S E T H
Schedule I
APPLICABLE MARGIN AND APPLICABLE PERCENTAGE FOR REVOLVING LOANS